SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 22, 1997





                             PERMANENT BANCORP, INC.
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             (Exact name of registrant as specified in its charter)





    Delaware                        0-23370                     35-1908797
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  (State or other            (Commission File Number)         (IRS Employer
  jurisdiction of                                              Identification
   incorporation)                                                 Number)





101 Southeast Third Street, Evansville, Indiana                   47708
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    (Address of principal executive offices)                    (Zip Code)





        Registrant's telephone number, including area code (812) 428-6800


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On May 22, 1997, Permanent Bancorp, Inc. issued the press release attached hereto as Exhibit 99 announcing the increase of its cash dividend to $.10 per share for the quarter ending June 30, 1997.


















































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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed its behalf by the undersigned hereunto duly authorized.



                                                     PERMANENT BANCORP, INC.



Date: May 27, 1997                                   By: /s/Donald P. Weinzapfel
                                                         -----------------------
                                                         Donald P. Weinzapfel
                                                         Chairman of the Board,
                                                         President and Chief
                                                         Executive Officer




































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